UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2007

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On December 5, 2007, Digimarc Corporation’s (“the Company”) Chairman and CEO Bruce Davis issued an open letter addressing a joint announcement with The Nielsen Company, execution of the Company’s strategy, and forward-looking information for 2007 and subsequent years. The letter contains forward-looking, non-GAAP financial measures, but omits reconciling information in reliance on Rule 100(a)(2) of Regulation G. A copy of the full text of the letter is furnished with this Current Report on Form 8-K as Exhibit 99.1. All information in the letter is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates it by reference.

Item 8.01.   Other Events

On December 5, 2007, the Company issued a joint press release with The Nielsen Company announcing a new service – Nielsen Digital Media Manager. A copy of the full text of the press release is filed with this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Open letter from Digimarc Chairman and CEO Bruce Davis, dated December 5, 2007.
99.2	Press Release issued by Digimarc Corporation and The Nielsen Company, dated December 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 5, 2007

		By:	/s/ Michael McConnell
Michael McConnell
Chief Financial Officer and Treasurer

DIGIMARC CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Open letter from Digimarc Chairman and CEO Bruce Davis, dated December 5, 2007.
99.2	Press Release issued by Digimarc Corporation and The Nielsen Company, dated December 5, 2007.